Exhibit 19.4


  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2002
  Distribution Date                                                                                                      12/16/2002
  Transaction Month                                                                                                               4

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                         Dollar Amount       # of Contracts
  Original Portfolio:                  $3,157,996,399.94              184,733
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $602,000,000.00         1.790%                      May 15, 2003
   Class A-2 A Notes                                                200,000,000.00         2.100%                    March 15, 2005
   Class A-2 B Notes                                              1,116,000,000.00         1.881%                    March 15, 2005
   Class A-3 A Notes                                                250,000,000.00         2.680%                 February 15, 2006
   Class A-3 B Notes                                                306,000,000.00         1.891%                 February 15, 2006
   Class A-4 A Notes                                                204,737,000.00         3.130%                 November 15, 2006
   Class A-4 B Notes                                                171,000,000.00         1.931%                 November 15, 2006
   Class B Notes                                                     89,992,000.00         3.560%                 February 15, 2007
   Class C Notes                                                     59,994,000.00         4.400%                      May 15, 2007
   Class D Certificates                                              59,994,000.00         6.000%                 February 15, 2009
                                                                     -------------
      Total                                                      $3,059,717,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,488,488.31                $1,908.63          $10,490,396.94
  Repurchased Loan Proceeds Related to Interest                          24,351.10                     0.00               24,351.10
                                                                         ---------                     ----               ---------
      Total                                                         $10,512,839.41                $1,908.63          $10,514,748.04
  Servicer Advances:
  Principal Advances                                                         $0.00                $2,126.83               $2,126.83
  Interest Advances                                                   2,612,233.27                   404.63            2,612,637.90
                                                                      ------------                   ------            ------------
      Total                                                          $2,612,233.27                $2,531.46           $2,614,764.73
  Principal:
  Principal Collections                                             $65,728,700.33               $28,102.38          $65,756,802.71
  Prepayments in Full                                                22,487,326.36                 3,346.70           22,490,673.06
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        980,593.76                     0.00              980,593.76
  Payahead Draws                                                              0.00                 1,155.25                1,155.25
                                                                              ----                 --------                --------
      Total                                                         $89,196,620.45               $32,604.33          $89,229,224.78
  Liquidation Proceeds                                                                                                  $797,912.17
  Recoveries from Prior Month Charge-Offs                                                                                  1,040.00
                                                                                                                           --------
      Total Principal Collections                                                                                    $90,028,176.95
  Principal Losses for Collection Period                                                                              $1,698,626.16
  Total Regular Principal Reduction                                                                                  $90,929,977.77
  Total Collections                                                                                                 $103,157,689.72

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $103,157,689.72
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $103,157,689.72


                                     Page 1



  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2002
  Distribution Date                                                                                                      12/16/2002
  Transaction Month                                                                                                               4

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,380,154.00        $2,380,154.00                $0.00
   Amount per $1,000 of Original Balance               0.78                 0.78                 0.00
  Net Swap Payment, Tranche A2 B                 $582,528.75
  Net Swap Payment, Tranche A3 B                 $291,985.62
  Net Swap Payment, Tranche A4 B                 $222,115.94

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $434,185.99         $434,185.99                  $0.00                $0.00               $0.00
   Class A2 A Notes                  350,000.00          350,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                1,394,651.25        1,394,651.25                   0.00                 0.00                0.00
   Class A3 A Notes                  558,333.33          558,333.33                   0.00                 0.00                0.00
   Class A3 B Notes                  385,039.38          385,039.38                   0.00                 0.00                0.00
   Class A4 A Notes                  534,022.34          534,022.34                   0.00                 0.00                0.00
   Class A4 B Notes                  221,059.06          221,059.06                   0.00                 0.00                0.00
   Class B Notes                     266,976.27          266,976.27                   0.00                 0.00                0.00
   Class C Notes                     219,978.00          219,978.00                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $4,364,245.62       $4,364,245.62                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $299,970.00         $299,970.00               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----

  Total Note and Cert. Interest:     $4,664,215.62       $4,664,215.62               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $95,016,689.79

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        20,715,637.38
   Regular Principal Distribution Amount    260,969,269.62
                                            --------------
      Principal Distribution Amount        $281,684,907.00
  Noteholder Principal Distributions:
   Class A1 Notes                                        $95,016,689.79
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 A Notes                                                0.00
   Class A4 B Notes                                                0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $95,016,689.79
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $95,016,689.79
  Collections Released to Servicer                                $0.00
  Total Available for Distribution         $103,157,689.72
  Total Distribution (incl. Servicing Fee) $103,157,689.72

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2002
  Distribution Date                                                                                                      12/16/2002
  Transaction Month                                                                                                               4


  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $157.84                   $0.72                  $158.56
  Class A2 A Notes                                               0.00                    1.75                     1.75
  Class A2 B Notes                                               0.00                    1.25                     1.25
  Class A3 A Notes                                               0.00                    2.23                     2.23
  Class A3 B Notes                                               0.00                    1.26                     1.26
  Class A4 A Notes                                               0.00                    2.61                     2.61
  Class A4 B Notes                                               0.00                    1.29                     1.29
  Class B Notes                                                  0.00                    2.97                     2.97
  Class C Notes                                                  0.00                    3.67                     3.67
                                                                 ----                    ----                     ----
      Total Notes                                              $31.68                   $1.45                   $33.13

  Class D Certificates                                          $0.00                   $5.00                    $5.00
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $31.05                   $1.52                   $32.58

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                      Balance         Pool Factor
  Aggregate Balance of Notes               $2,679,407,907.00       0.8932184              $2,584,391,217.21         0.8615433
  Class A1 Notes                              281,684,907.00       0.4679151                 186,668,217.21         0.3100801
  Class A2 A Notes                            200,000,000.00       1.0000000                 200,000,000.00         1.0000000
  Class A2 B Notes                          1,116,000,000.00       1.0000000               1,116,000,000.00         1.0000000
  Class A3 A Notes                            250,000,000.00       1.0000000                 250,000,000.00         1.0000000
  Class A3 B Notes                            306,000,000.00       1.0000000                 306,000,000.00         1.0000000
  Class A4 A Notes                            204,737,000.00       1.0000000                 204,737,000.00         1.0000000
  Class A4 B  Notes                           171,000,000.00       1.0000000                 171,000,000.00         1.0000000
  Class B Notes                                89,992,000.00       1.0000000                  89,992,000.00         1.0000000
  Class C Notes                                59,994,000.00       1.0000000                  59,994,000.00         1.0000000
  Class D Certificates                         59,994,000.00       1.0000000                  59,994,000.00         1.0000000
                                               -------------       ---------                  -------------         ---------
     Total                                 $2,739,401,907.00       0.8953122              $2,644,385,217.21         0.8642581
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.50%                                           5.51%
  Weighted Average Remaining Maturity (WAM)              44.18                                           43.32
  Remaining Number of Receivables                      175,187                                         172,594
  Portfolio Receivable Balance               $2,856,184,801.63                               $2,765,253,663.32

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $11,862,554.63
  Specified Credit Enhancement Amount                                                                        $27,652,536.63
  Yield Supplement Overcollateralization Amount                                                             $106,561,393.70
  Target Level of Overcollateralization                                                                     $118,423,948.33

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2002
  Distribution Date                                                                                                      12/16/2002
  Transaction Month                                                                                                               4

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,789,982.00
  Specified Reserve Account Balance                                                                           15,789,982.00
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,789,982.00
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,789,982.00
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $797,912.17
  Recoveries from Prior Month Charge-Offs                                                                                 $1,040.00
  Total Principal Losses for Collection Period                                                                        $1,698,626.16
  Charge-off Rate for Collection Period (annualized)                                                                          0.38%
  Cumulative Net Losses for all Periods                                                                               $1,407,902.33


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,523                $24,316,998.74
  61-90 Days Delinquent                                                                           203                 $3,283,718.14
  91-120 Days Delinquent                                                                           62                 $1,002,655.56
  Over 120 Days Delinquent                                                                         25                   $423,304.66

  Repossesion Inventory                                                                           181                 $3,113,868.44


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0519%
  Preceding Collection Period                                                                                               0.1369%
  Current Collection Period                                                                                                 0.3841%
  Three Month Average                                                                                                       0.1910%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1125%
  Current Collection Period                                                                                                 0.1680%
  Three Month Average                                                                                                       0.1223%

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2002
  Distribution Date                                                                                                      12/16/2002
  Transaction Month                                                                                                               4

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,834,305.39                     $6,272.24
  New Advances                                                                           2,593,285.36                      2,531.46
  Servicer Advance Recoveries                                                            1,550,426.47                      1,841.56
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $4,877,164.28                     $6,962.14

  Current Month Interest Advances for Prepaid Loans                                        $18,947.91                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $4,917.39
  Additional Payaheads                                                                                                     3,456.58
  Payahead Draws                                                                                                           4,575.53
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $3,798.44







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